Series Number: 1
For period ending 9/30/2014

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      96
2. Dividends for a second class of open-end company shares
A Class                                           10
B Class                                           -
C Class                                           -

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0001
2. Dividends for a second class of open-end company shares
A Class                                           $0.0001
B Class                                           $0.0001
C Class                                           $0.0001

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      2,003,523
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           192,508
B Class                                           237
C Class                                           7,104

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $1.00
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $1.00
B Class                                           $1.00
C Class                                           $1.00

Series Number: 3
For period ending 9/30/2014

48)	Investor, A, B, C, and R
First $1 billion 0.700%
Next $1 billion 0.648%
Next $3 billion 0.618%
Next $5 billion 0.598%
Next $15 billion 0.585%
Next $25 billion 0.583%
Over $50 billion 0.582%

Institutional
First $1 billion 0.500%
Next $1 billion 0.448%
Next $3 billion 0.418%
Next $5 billion 0.398%
Next $15 billion 0.385%
Next $25 billion 0.383%
Over $50 billion 0.382%

R6
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.332%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      21,142
Institutional Class                                           32,908
2. Dividends for a second class of open-end company shares
A Class                                           3,752
B Class                                           53
C Class                                           675
R Class                                           233
R6 Class                                           56

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1370
Institutional Class                                           $0.1478
2. Dividends for a second class of open-end company shares
A Class                                           $0.1235
B Class                                           $0.0828
C Class                                           $0.0828
R Class                                           $0.1099
R6 Class                                           $0.1505

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      173,542
Institutional Class                                           213,422
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           26,856
B Class                                           613
C Class                                           7,798
R Class                                           1,985
R6 Class                                           1,621

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.79
Institutional Class                                           $10.79
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.79
B Class                                           $10.79
C Class                                           $10.79
R Class                                           $10.79
R6 Class                                           $10.79

Series Number: 4
For period ending 9/30/2014

48)	Investor, A, C, and R
First $1 billion 0.950%
Next $1 billion 0.898%
Next $3 billion 0.868%
Next $5 billion 0.848%
Next $15 billion 0.835%
Next $25 billion 0.833%
Over $50 billion 0.832%

Institutional
First $1 billion 0.750%
Next $1 billion 0.698%
Next $3 billion 0.668%
Next $5 billion 0.648%
Next $15 billion 0.635%
Next $25 billion 0.633%
Over $50 billion 0.632%

R6
First $1 billion 0.700%
Next $1 billion 0.648%
Next $3 billion 0.618%
Next $5 billion 0.598%
Next $15 billion 0.585%
Next $25 billion 0.583%
Over $50 billion 0.582%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      8,253
Institutional Class                                           10,302
2. Dividends for a second class of open-end company shares
A Class                                           1,210
C Class                                           458
R Class                                           49
R6 Class                                           262

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1679
Institutional Class                                           $0.1742
2. Dividends for a second class of open-end company shares
A Class                                           $0.1601
C Class                                           $0.1368
R Class                                           $0.1524
R6 Class                                           $0.1756

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      47,269
Institutional Class                                           60,889
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           6,556
C Class                                           3,063
R Class                                           296
R6 Class                                           2,716

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $6.05
Institutional Class                                           $6.05
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $6.05
C Class                                           $6.05
R Class                                           $6.05
R6 Class                                           $6.05

Series Number: 5
For period ending 9/30/2014

48)	Investor, A, B, C, and R
First $1 billion 0.670%
Next $1 billion 0.618%
Next $3 billion 0.588%
Next $5 billion 0.568%
Next $15 billion 0.555%
Next $25 billion 0.553%
Over $50 billion 0.552%

Institutional
First $1 billion 0.470%
Next $1 billion 0.418%
Next $3 billion 0.388%
Next $5 billion 0.368%
Next $15 billion 0.355%
Next $25 billion 0.353%
Over $50 billion 0.352%

R6
First $1 billion 0.420%
Next $1 billion 0.368%
Next $3 billion 0.338%
Next $5 billion 0.318%
Next $15 billion 0.305%
Next $25 billion 0.303%
Over $50 billion 0.302%

72DD) 1. Total income dividends for which record date passed during the period
Investor Class                                                      1,286
Institutional Class                                           2,202
2. Dividends for a second class of open-end company shares
A Class                                           -
B Class                                           -
C Class                                           -
R Class                                           -
R6 Class                                           29

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0258
Institutional Class                                           $0.0466
2. Dividends for a second class of open-end company shares
A Class                                           -
B Class                                           -
C Class                                           -
R Class                                           -
R6 Class                                           0.0518

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      51,047
Institutional Class                                           49,018
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           13,530
B Class                                           266
C Class                                           5,161
R Class                                           2,044
R6 Class                                           710

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.25
Institutional Class                                           $10.31
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.18
B Class                                           $9.98
C Class                                           $9.99
R Class                                           $10.41
R6 Class                                           $10.31

Series Number: 8
For period ending 9/30/2014

48)	Institutional
First $1 billion 0.500%
Next $1 billion 0.448%
Next $3 billion 0.418%
Next $5 billion 0.398%
Next $15 billion 0.385%
Next $25 billion 0.383%
Over $50 billion 0.382%

R6
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.332%

Series Number: 9
For period ending 9/30/2014

48)	Investor, A, C and R
First $1 billion 0.750%
Next $1 billion 0.698%
Next $3 billion 0.668%
Next $5 billion 0.648%
Next $15 billion 0.635%
Next $25 billion 0.633%
Over $50 billion 0.632%
Institutional
First $1 billion 0.550%
Next $1 billion 0.498%
Next $3 billion 0.468%
Next $5 billion 0.448%
Next $15 billion 0.435%
Next $25 billion 0.433%
Over $50 billion 0.432%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      1,515
Institutional Class                                           38
2. Dividends for a second class of open-end company shares
A Class                                           484
C Class                                           125
R Class                                           32

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1646
Institutional Class                                           $0.1754
2. Dividends for a second class of open-end company shares
A Class                                           $0.1510
C Class                                           $0.1103
R Class                                           $0.1374

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      8,170
Institutional Class                                           199
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           2,667
C Class                                           1,011
R Class                                           254

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.84
Institutional Class                                           $10.83
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.84
C Class                                           $10.83
R Class                                           $10.83

Series Number: 10
For period ending 9/30/2014

48)	Investor, A, C and R
First $1 billion 0.700%
Next $1 billion 0.648%
Next $3 billion 0.618%
Next $5 billion 0.598%
Next $15 billion 0.585%
Next $25 billion 0.583%
Over $50 billion 0.582%

Institutional
First $1 billion 0.500%
Next $1 billion 0.448%
Next $3 billion 0.418%
Next $5 billion 0.398%
Next $15 billion 0.385%
Next $25 billion 0.383%
Over $50 billion 0.382%

72DD) 1. Total income dividends for which record date passed during the period
Investor Class                                                      2,488
Institutional Class                                           394
2.  Dividends for a second class of open-end company shares
A Class                                           666
C Class                                           113
R Class                                           10

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0952
Institutional Class                                           $0.1056
2. Dividends for a second class of open-end company shares
A Class                                           $0.0822
C Class                                           $0.0431
R Class                                           $0.0692

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      23,993
Institutional Class                                           3,657
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           7,153
C Class                                           2,393
R Class                                           138

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.33
Institutional Class                                           $10.33
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.33
C Class                                           $10.33
R Class                                           $10.34

Series Number: 11
For period ending 9/30/2014

48)	Investor, A, C, and R
 0.7400%

Institutional
 0.540%

R6
 0.490%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      9
Institutional Class                                           5
2. Dividends for a second class of open-end company shares
A Class                                           4
C Class                                           3
R Class                                           3
R6 Class                                           4

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0538
Institutional Class                                           $0.0572
2. Dividends for a second class of open-end company shares
A Class                                           $0.0493
C Class                                           $0.0362
R Class                                           $0.0449
R6 Class                                           $0.0581

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      183
Institutional Class                                           91
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           92
C Class                                           90
R Class                                           70
R6 Class                                           70

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $9.87
Institutional Class                                           $9.87
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $9.87
C Class                                           $9.87
R Class                                           $9.87
R6 Class                                           $9.87

Series Number: 12
For period ending 9/30/2014

48)	Investor, A, C, and R
0.740%

Institutional
0.540%

R6
0.490%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      35
Institutional Class                                           34
2. Dividends for a second class of open-end company shares
A Class                                           28
C Class                                           3
R Class                                           3
R6 Class                                           5

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0432
Institutional Class                                           $0.0467
2. Dividends for a second class of open-end company shares
A Class                                           $0.0389
C Class                                           $0.0258
R Class                                           $0.0345
R6 Class                                           $0.0476

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      810
Institutional Class                                           733
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           733
C Class                                           100
R Class                                           100
R6 Class                                           100

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $9.90
Institutional Class                                           $9.90
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $9.90
C Class                                           $9.90
R Class                                           $9.90
R6 Class                                           $9.90